    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1998

                                                            Registration No.333-


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                   76-0506313
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

                            950 ECHO LANE, SUITE 350
                              HOUSTON, TEXAS 77024
          (Address of principal executive offices, including zip code)

                              --------------------

           GROUP 1 AUTOMOTIVE, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)



                            B. B. HOLLINGSWORTH, JR.
                            950 ECHO LANE, SUITE 350
                              HOUSTON, TEXAS 77024
                     (Name and address of agent for service)

                                 (713) 467-6268
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                                 John S. Watson
                             Vinson & Elkins L.L.P.
                       2300 First City Tower, 1001 Fannin
                            Houston, Texas 77002-6760
                                 (713) 758-3613


                         CALCULATION OF REGISTRATION FEE

=========================================================================================================================
           Title of                                              Proposed maximum
       securities to be               Amount to be                  aggregate                       Amount of
          registered                   registered               offering price (1)               registration fee
-------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value          800,000 shares (2)            $17,250,000                       $4,796
=========================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457.
(2) Under General Instruction E to Form S-8, this Registration Statement registers an additional 800,000 shares of Common Stock to be issued under the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (the "Plan"). A Registration Statement (File No. 333-42165) was previously filed with the Securities and Exchange Commission (the "Commission") on December 12, 1997 covering 200,000 shares to be issued under the Plan.

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

                                     PART II
               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

     Pursuant to the requirements of General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 (File No. 333-42165) of Group 1 Automotive, Inc. (the "Company") are hereby incorporated by reference herein.

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following are incorporated herein by reference and made a part hereof:
(i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (as amended on April 15, 1998); (ii) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 (as amended on September 22, 1998) and September 30, 1998; (iii) the Company's Current Reports on Form 8-K filed with the Commission on March 31, 1998 (as amended on May 28,
1998), April 15, 1998 (as amended on June 11, 1998) and December 11, 1998; and
(iv) the Company's Registration Statement on Form 8-A declared effective by the Commission on October 29, 1997.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered hereby have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.


ITEM 8.       EXHIBITS.

     Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Commission, each of the following exhibits is filed herewith:

         3.1 Restated Certificate of Incorporation of the Company (filed with the Commission as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 333-29893) and incorporated herein by reference).

         3.2 Certificate of Designation of Series A Junior Participating Preferred Stock (filed with the Commission as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (Registration No. 333-29893) and incorporated herein by reference).

         3.3      Bylaws of the Company (filed with the Commission as Exhibit
                  3.3 to the Company's Registration Statement on Form S-1 (Registration No. 333-29893) and incorporated herein by reference).

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1     Consent of Arthur Andersen LLP.

         23.2     Consent of Crowe, Chizek and Company, LLP.

         23.3     Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

         24.1 Powers of Attorney (included on the signature page to this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 31st day of December, 1998.


                           GROUP 1 AUTOMOTIVE, INC.


                           By: /s/ B. B. HOLLINGSWORTH, JR.
                               -------------------------------------------------
                                 B. B. Hollingsworth, Jr.
                                 Chairman, President and Chief Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 31st day of December, 1998.


                    SIGNATURE                                                               TITLE
                    ---------                                                               -----

        /s/ B. B. HOLLINGSWORTH, JR.                                               Chairman, President and
--------------------------------------------------                          Chief-Executive-Officer-and-Director
            B. B. Hollingsworth, Jr.                                             (Principal Executive Officer)


            /s/ SCOTT L. THOMPSON                                                   Senior Vice President
--------------------------------------------------                          Chief-Financial-Officer-and-Treasurer
                Scott L. Thompson                                        (Principal Financial and Accounting Officer)


           /s/ ROBERT E. HOWARD II                                                        Director
--------------------------------------------------
               Robert E. Howard II


         /s/ STERLING B. MCCALL, JR.                                                      Director
--------------------------------------------------
             Sterling B. McCall, Jr.


            /s/ CHARLES M. SMITH                                                          Director
--------------------------------------------------
                Charles M. Smith


             /s/ JOHN H. DUNCAN
--------------------------------------------------                                        Director
                 John H. Duncan


           /s/ BENNETT E. BIDWELL
--------------------------------------------------                                        Director
               Bennett E. Bidwell

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------

3.1      Restated Certificate of Incorporation of the Company (filed with the
         Commission as Exhibit 3.1 to the Company's Registration Statement on
         Form S-1 (Registration No. 333-29893) and incorporated herein by reference).
3.2      Certificate of Designation of Series A Junior Participating Preferred
         Stock (filed with the Commission as Exhibit 3.2 to the Company's
         Registration Statement on Form S-1 Registration No. 333-29893) and incorporated herein by reference).
3.3 Bylaws of the Company (filed with the Commission as Exhibit 3.3 to the Company's Registration Statement on Form S-1 (Registration No.
         333-29893) and incorporated herein by reference).
5.1      Opinion of Vinson & Elkins L.L.P.
23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Crowe, Chizek and Company, LLP.
23.3     Consent of Vinson & Elkins, L.L.P. (included in Exhibit 5.1).
24.1     Powers of Attorney (included on the signature page to this Registration
         Statement).